                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 5, 1996

                       Clear Channel Communications, Inc.
             (Exact name of registrant as specified in its charter)

                                   Texas
                          (State of Incorporation)

        1-9645                                            74-1787539
(Commission File Number)                    (I.R.S. Employer Identification No.)

                          200 Concord Plaza, Suite 600
                            San Antonio, Texas 78216
                                 (210) 822-2828
         (Address and telephone number of principal executive offices)

Clear Channel
Communications, Inc.

Form 8-K/A

Item 2.(a)

On August 5, 1996, Clear Channel Radio, Inc., a wholly owned subsidiary of Clear Channel Communications, Inc. (the "Company") acquired a total of 5,141,022 shares of Common Stock of Heftel Broadcasting Corporation (Heftel) via a tender offer (269,309 shares) and via a stock purchase agreement with certain selling shareholders of Heftel (4,871,713 shares) for $23.00 per share, net to seller in cash (collectively referred to as the "Tender Offer").

As a result of the Tender Offer, the Company now beneficially owns a total of 7,297,821 shares of Heftel Class A Common Stock, representing approximately 63.2% of the outstanding Heftel Class A Common Stock outstanding. There are no longer any shares of Heftel Class B Common Stock outstanding.

         Sources of funds utilized in completing the Tender Offer were provided by the Company's revolving long-term line of credit facility by and between NationsBank of Texas, N.A., as agent, and the Company.

Item 2.(b)

         The assets represented by the stock purchased by registrant's subsidiary were utilized by Heftel for the purposes of radio broadcasting. Registrant intends to continue such use.

Clear Channel
Communications, Inc.

Form 8-K/A

Item 7.(a)-l Historical Financial Statements

The historical financial statements of Heftel Broadcasting Corporation as of and for the year ended September 30, 1995 and as of and for the quarters ended June 30, 1995, December 31, 1995, March 31, 1996 and June 30, 1996 are hereby incorporated by reference to the Form 8-K/A of Heftel Broadcasting Corporation dated October 15, 1996.

Item 7.(b) Pro Forma Financial Information

As a result of the Tender Offer reported under Item 2 above, the Company now beneficially owns a total of 7,297,821 shares of Heftel Class A Common Stock, representing approximately 63.2% of the outstanding Heftel Class A Common Stock outstanding.

The Company announced on July 9, 1996 its proposed merger (hereinafter referred to as the "Tichenor Merger") of Heftel with Tichenor Media System, Inc. (Tichenor), another Spanish-language broadcasting company, in which an additional 5,689,878 shares of Heftel Class A Common Stock will be issued to Tichenor shareholders to effect the Tichenor Merger (see the Company's Form 8-K filed July 10, 1996). As a result, the Company's beneficial ownership interest in the total number of shares of Heftel Common Stock outstanding will be reduced to approximately 43%. Upon consummation of the Merger, the Company's shares of Heftel Class A Common Stock will be converted to shares of Heftel Nonvoting Common Stock, which will effectively eliminate the Company's voting control of Heftel. Therefore, the Company's control of Heftel is temporary because of the Merger and the Company will continue to account for its investment in Heftel under the equity method. This is in accordance with FAS 94, which indicates that a majority-owned subsidiary shall not be consolidated if control is likely to be temporary.

As such, the pro forma financial information for the year ended December 31, 1995 and for the six months ended June 30, 1996 presents the pro forma effect on the Company's statements of earnings (via its "Equity in net income of, and other income from, nonconsolidated affiliates") as if the Company's acquisition of its total 63.2% interest in Heftel were consummated as a single transaction on January 1, 1995. The pro forma condensed consolidated balance sheet as of June 30, 1996 presents the pro forma effect of the Company's investment in Heftel on the Company's balance sheet as of June 30, 1996 (via its "Equity investments in, and advances to, nonconsolidated affiliates") as if the acquisition had been consummated on June 30, 1996.

The unaudited pro forma condensed consolidated statements of operations do not reflect the effects of certain one-time charges resulting from the reorganization of Heftel upon the acquisition mentioned above. Such charges, which have been omitted from the pro forma adjustments, include (i) employment contract settlement payments plus certain other estimated severance costs, both of which are related to the Tender Offer, in the aggregate amount of approximately $21,000,000; (ii) the non-cash write-off of approximately

$7,461,000 in unamortized deferred financing costs related to Heftel's former credit agreement; (iii) approximately $8,100,000 relating to the discontinued operations of Heftel's radio network operations (Cadena Radio Centro, or "CRC"), of which $6,500,000 reflects non-cash charges resulting from the write-off of goodwill; and (iv) approximately $3,723,000 in transaction costs relating to the Tender Offer and estimated costs of $2,900,000 to dispose of certain duplicate facilities.


       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Heftel acquisition           Clear Channel/
                                                           Historical            pro forma                   Heftel
                                                         Clear Channel          adjustments             combined pro forma
                                                         -------------      ------------------          -----------------
                                                                   (In thousands, except per share data)
Net broadcast revenue                                       $243,813                 ---                    $243,813
Station operating expenses                                   131,258                 ---                     131,258
Depreciation and amortization                                 33,769                 ---                      33,769
Corporate general and
administrative expenses                                        7,414                 ---                       7,414
                                                            --------            --------                    --------
STATION OPERATING INCOME                                      71,372                 ---                      71,372

Interest expense                                             (20,752)             (8,041)(a)                 (28,792)
Equity in net income of, and other
income from, nonconsolidated affiliates                        2,927               2,150 (b)
                                                                                  (4,285)(c)                     792
Other income (expense)                                          (803)                ---                        (803)
                                                            --------            --------                    --------
INCOME (LOSS) BEFORE INCOME TAXES                             52,744             (10,176)                     42,568
Income tax (expense)/benefit                                 (20,730)              2,815 (d)                 (17,915)
                                                            --------            --------                    --------
NET INCOME                                                  $ 32,014            $ (7,361)                   $ 24,653
                                                            ========            ========                    ========
Net income per common share                                 $   0.91                                        $  0. 70
                                                            ========                                        ========
Number of common shares
used in per share computations                                35,100                                          35,100
                                                            ========                                        ========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996

                                                                            Heftel acquisition          Clear Channel/
                                                           Historical            pro forma                  Heftel
                                                         Clear Channel          adjustments           combined pro forma
                                                         -------------      ------------------        ------------------
                                                                   (In thousands, except per share data)
Net broadcast revenue                                       $143,577                                        $143,577
Station operating expenses                                    81,992                                          81,992
Depreciation and amortization                                 19,343                 ---                      19,343
Corporate general and
administrative expenses                                        3,478                                           3,478
                                                            --------            --------                    --------
STATION OPERATING INCOME                                      38,764                                          38,764

Interest expense                                             (11,745)             (3,606) (e)                (15,351)
Equity in net income of, and other
income from, nonconsolidated affiliates                        2,070                (215) (f)
                                                                                  (1,999) (g)                   (144)
Other income (expense)                                           186                 ---                         186
                                                            --------            --------                    --------
INCOME BEFORE INCOME TAXES                                    29,275              (5,820)                     23,455
Income tax (expense) / benefit                               (10,489)              1,262  (h)                 (9,227)
                                                            --------            --------                    --------
NET INCOME                                                  $ 18,786            $ (4,558)                   $ 14,228
                                                            ========            ========                    ========
Net income per common share                                 $   0.53                                        $   0.40
                                                            ========                                        ========
Number of common shares
used in per share computations                                35,590                                          35,590
                                                            ========                                        ========

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1996

                                                                            Heftel acquisition          Clear Channel/
                                                           Historical            pro forma                  Heftel
                                                         Clear Channel          adjustments           combined pro forma
                                                         -------------      ------------------        ------------------
ASSETS

Current assets                                              $ 82,694          $      ---                    $ 82,694
Property, plant and equipment net                            114,556                 ---                     114,556
Intangible assets, net                                       459,974                 ---                     459,974
Equity investments in, and advances to,                                              ---                         ---
 nonconsolidated affiliates                                   81,299             118,244 (i)                 199,543
 Other assets                                                 30,119                 ---                      30,119
                                                            --------            --------                    --------
TOTAL ASSETS                                                $768,642            $118,244                    $886,886
                                                            ========            ========                    ========
LIABILITIES

Current liabilities                                         $ 40,623            $    ---                    $ 40,623
Long-term debt                                               237,486             118,244 (i)                 355,730
Other noncurrent liabilities                                  17,969                 ---                      17,969
Minority interest                                              6,353                 ---                       6,353
Shareholders' equity                                         466,211                 ---                     466,211
                                                            --------            --------                    --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $768,642            $118,244                    $886,886
                                                            ========            ========                    ========

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(a)        TO ADJUST FOR THE INCREMENTAL INTEREST EXPENSE FOR ADDITIONAL BORROWINGS UNDER CCC'S REVOLVING CREDIT
           FACILITY @ 6.8% AVERAGE RATE FOR 1995, PER ANNUAL REPORT) $118,244,000 BORROWED FOR AUGUST 5, 1996
           ACQUISITION:

           Amount borrowed for August 5, 1996 Heftel acquisition:                    118,244
           Times avge. interest rate (6.8% for the year ended December 31, 1995):       6.80%
                                                                                    --------
           Equals incremental interest expense resulting from the transaction:                           8,041
                                                                                                         =====

(b)        TO CALCULATE THE ADDITIONAL EQUITY IN EARNINGS OF, AND OTHER INCOME FROM, NONCONSOLIDATED AFFILIATES:

           INCOME FROM CONTINUING OPERATIONS -- HEFTEL:
           Net income from continuing operations
                 for the three months ended December 31, 1994:          (1,768)
           Net income from continuing operations
                 for the twelve months ended September 30, 1995:         4,319
           Net income from continuing operations
                 for the three months ended December 31, 1995:           1,302
                                                                        ------
           Net income from continuing operations
                 for the twelve months ended December 31, 1995:                        3,853

           Clear Channel's 63.2% interest                                               63.2%
                                                                                    --------
           Clear Channel's pro forma equity in earnings
                 for the twelve months ended December 31, 1995:                        2,435
           Clear Channel's equity in earnings already recorded for
                 the period May 15, 1995 to December 31, 1995 (at 21.44%):               285
                                                                                    --------
           Clear Channel's pro forma equity in earnings
                 for the twelve months ended December 31, 1995
                 to be included in the pro forma calculation:                                       2,150
                                                                                                   ======

(c)        TO CALCULATE THE ADDITIONAL AMORTIZATION OF EXCESS COST RELATED TO CLEAR CHANNEL'S INVESTMENT IN HEFTEL:

           Heftel equity balance at June 30, 1996:                      43,776
           Clear Channel interest in Heftel:                              63.2%
                                                                        ------
           Clear Channel's share of Heftel negative equity                            27,666

           Clear Channel's May 15,1995 investment in Heftel:                         (20,499)
           Clear Channel's Aug. 5, 1996 investment in Heftel:                       (118,244)
                                                                                    --------
           Excess cost to be amortized over 25 yrs.                                 (111,077)
           25 yrs. amortizable life, times # of qtrs. per year:                          100
           Number of qtrs included this period                                             4
                                                                                    --------
           Annual amortization of excess cost                                         (4,443)

           Actual amortization already recorded by Clear Channel in 1995:                158
                                                                                    --------
           Additional pro forma amortization of excess cost:                                        4,285
                                                                                                   ======

(d)        TO CALCULATE THE INCOME TAX BENEFIT FROM THE INCREMENTAL INTEREST EXPENSE:

           Incremental interest expense resulting from the transaction:                8,041
           35% statutory rate:                                                          35.0%
                                                                                    --------
           Income tax benefit from incremental interest expense incurred since Jan. 1, 1995         2,815
                                                                                                   ======

(e)        TO ADJUST FOR THE INCREMENTAL INTEREST EXPENSE FOR ADDITIONAL BORROWINGS UNDER CCC'S REVOLVING CREDIT
           FACILITY @ 6.1% AVERAGE RATE FOR THE SIX MONTHS ENDED JUNE 30, 1996) $118,244,000 BORROWED FOR AUGUST 5, 1996
           ACQUISITION OF SHARES:

           Amount borrowed for August 5, 1996 Heftel acquisition:                    118,244
           Times avge. interest rate (6.1% for the six months ended June 30, 1996):     6.10%
           Equals incremental interest expense resulting from the transaction:                      3,606
                                                                                                 ========

(f)        TO CALCULATE THE ADDITIONAL EQUITY IN EARNINGS OF, AND OTHER INCOME FROM, NONCONSOLIDATED AFFILIATES:

           INCOME FROM CONTINUING OPERATIONS -- HEFTEL:
           Net income from continuing operations
                 for the three months ended December 31, 1995:                        (1,302)
           Net income from continuing operations
                 for the nine months ended June 30, 1996:                                632
                                                                                    --------
           Net income (loss) from continuing operations
                 for the six months ended June 30, 1996:                                             (670)
           Clear Channel's 63.2% interest                                                            63.2%
                                                                                                 --------
           Clear Channel's pro forma equity in earnings (loss)
                 for the six months ended June 30, 1996:                                             (423)
           Clear Channel's equity in earnings already recorded for
                 the period January 1 to June 30, 1996 (at 21.4%):                                   (208)
                                                                                                 --------
           Clear Channel's pro forma equity in earnings (loss)
                 for the six months ended June 30, 1996
                 to be included in the pro forma calculation:                                        (215)
                                                                                                 ========

(g)        TO CALCULATE THE ADDITIONAL AMORTIZATION OF EXCESS COST RELATED TO CLEAR CHANNEL'S INVESTMENT IN HEFTEL:

           Heftel equity balance at June 30, 1996:                                    43,776
           Clear Channel interest in Heftel:                                            63.2%
                                                                                    --------
           Clear Channel's share of Heftel negative equity                                         27,666

           Clear Channel's May 15, 1995 investment in Heftel:                                     (20,499)
           Clear Channel's August 5, 1996 investment in Heftel:                                  (118,244)
                                                                                                 --------
           Excess cost to be amortized over 25 yrs.                                              (111,077)
           25 yrs. amortizable life, times # of qtrs. per year:                                       100
           Number of qtrs included this period                                                          2
                                                                                                 --------
           Annual amortization of excess cost                                                      (2,222)

           Actual amortization already recorded in the six months ended 6/30/96:                      223
                                                                                                 --------
           Additional pro forma amortization of excess cost:                                                    (1,999)
                                                                                                                ======
(h)        TO CALCULATE THE INCOME TAX BENEFIT FROM THE INCREMENTAL INTEREST EXPENSE:

           Incremental interest expense resulting from the transaction:                             3,606
           35% statutory rate:                                                                       35.0%
                                                                                                 --------
           Income tax benefit from incremental interest expense incurred since Jan. 1, 1995                      1,262
                                                                                                                ======
(i)        TO RECORD CLEAR CHANNEL'S INVESTMENT IN HEFTEL AS OF JUNE 30, 1996:
           The entire purchase price for the additional shares of Heftel Class A Common Stock acquired was funded by the Company's line of credit facility.

Item 7.(c)

See index to exhibits following "Signatures."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Clear Channel Communications, Inc.

Date October 18, 1996                   By /s/ L. Lowry Mays
                                           ------------------------------------
                                           L. Lowry Mays, President

Date October 18, 1996                   By /s/ Herbert W. Hill, Jr.
                                           ------------------------------------
                                           Herbert W. Hill, Jr.
                                           Vice President/Controller
                                           and Principal Financial Officer

CCR Houston-Nevada, Inc.                                       Nevada
Clear Channel Real Estate                                      Nevada